FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 1, 1997
                                                         ----------------

                        TELEPHONE AND DATA SYSTEMS, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


      Iowa                    1-8251               36-2669023
      ----                    ------               ----------
 (State or other          (Commission             (IRS Employer
 jurisdiction of          File Number)             Identification
 incorporation)                                        No.)


   30 North LaSalle Street, Chicago, Illinois                 60602
----------------------------------------------               -------
      (Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code:  (312) 630-1900


                             Not Applicable
                             --------------
         (Former name or former address, if changed since last report)








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Item 5.   Other Events.
          -------------

         On December 1, 1997, the Company and its subsidiary, United States Cellular Corporation [AMEX:USM], entered into an agreement with AirTouch Communications, Inc. [NYSE:ATI] to sell its cellular systems serving Seattle and Olympia, Washington; Tucson, Arizona; Duluth, Minnesota; and rural areas in Arizona, Colorado and Idaho in exchange for approximately 5,000,000 shares of AirTouch's common stock and approximately $50 million in cash.

         This Current Report on Form 8-K is being filed for the purpose of filing the news release issued by United States Cellular Corporation relating to such announcement as an exhibit.

Item 7.        Financial Statements and Exhibits
               ---------------------------------

         Exhibits
         --------

         The exhibits  accompanying  this report are listed in the  accompanying
Exhibit Index.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.




Telephone and Data Systems, Inc.
(Registrant)

Date:    December 3, 1997


By: /s/ GREGORY J. WILKINSON
   ------------------------------
Gregory J. Wilkinson
Vice President and Controller
(principal accounting officer)












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                                  EXHIBIT INDEX


Exhibit Number                        Description of Exhibit
--------------                        ----------------------

     99                               News Release dated December 1, 1997










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